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                                                            EXHIBIT NO. 99.8(g)

                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                                               Revised as of September 20, 2004
                                                                      EXHIBIT A
                                     FUNDS

I.     MFS FAMILY OF FUNDS
       -------------------

       MFS Series Trust I:
       -------------------
         MFS Cash Reserve Fund
         MFS Core Equity Fund
         MFS Core Growth Fund
         MFS Japan Equity Fund
         MFS Managed Sectors Fund
         MFS New Discovery Fund
         MFS Research International Fund
         MFS Strategic Growth Fund
         MFS Technology Fund
         MFS Value Fund

       MFS Series Trust II:
       --------------------
         MFS Emerging Growth Fund
         MFS Large Cap Growth Fund

       MFS Series Trust III:
       ---------------------
         MFS High Income Fund
         MFS High Yield Opportunities Fund
         MFS Municipal High Income Fund

       MFS Series Trust IV:
       --------------------
         MFS Government Money Market Fund
         MFS Mid Cap Growth Fund
         MFS Money Market Fund
         MFS Municipal Bond Fund

       MFS Series Trust V:
       -------------------
         MFS International New Discovery Fund
         MFS International Strategic Growth Fund
         MFS International Value Fund
         MFS Research Fund
         MFS Total Return Fund

       MFS Series Trust VI:
       --------------------
         MFS Global Equity Fund
         MFS Global Total Return Fund
         MFS Utilities Fund

       MFS Series Trust VII:
       ---------------------
         MFS Capital Opportunities Fund

       MFS Series Trust VIII:
       ----------------------
         MFS Global Growth Fund
         MFS Strategic Income Fund
         MFS Tax Managed Equity Fund

       MFS Series Trust IX:
       --------------------
         MFS Bond Fund
         MFS Emerging Opportunities Fund
         MFS Inflation-Adjusted Bond Fund
         MFS Intermediate Investment Grade Bond Fund
         MFS Limited Maturity Fund
         MFS Municipal Limited Maturity Fund
         MFS Research Bond Fund
         MFS Research Bond Fund J

       MFS Series Trust X:
       -------------------
         MFS Aggressive Growth Allocation Fund
         MFS Conservative Allocation Fund
         MFS Emerging Markets Debt Fund
         MFS Emerging Markets Equity Fund
         MFS European Equity Fund
         MFS Fundamental Growth Fund
         MFS Floating Rate High Income Fund
         MFS Gemini U.K. Fund
         MFS Global Value Fund
         MFS Government Mortgage Fund
         MFS Growth Allocation Fund
         MFS International Core Equity Fund
         MFS International Diversification Fund
         MFS International Growth Fund
         MFS International Value
         MFS Moderate Allocation Fund
         MFS New Endeavor Fund
         MFS Strategic Value Fund

       MFS Municipal Series Trust:
       ---------------------------
         MFS Alabama Municipal Bond Fund
         MFS Arkansas Municipal Bond Fund
         MFS California Municipal Bond Fund
         MFS Florida Municipal Bond Fund
         MFS Georgia Municipal Bond Fund
         MFS Maryland Municipal Bond Fund
         MFS Massachusetts Municipal Bond Fund
         MFS Mississippi Municipal Bond Fund
         MFS New York Municipal Bond Fund
         MFS North Carolina Municipal Bond Fund
         MFS Pennsylvania Municipal Bond Fund
         MFS South Carolina Municipal Bond Fund
         MFS Tennessee Municipal Bond Fund
         MFS Virginia Municipal Bond Fund
         MFS West Virginia Municipal Bond Fund
         MFS Municipal Income Fund
         MFS Growth Opportunities Fund
         MFS Government Securities Fund
         Massachusetts Investors Growth Stock Fund
         MFS Government Limited Maturity Fund
         Massachusetts Investors Trust

II.    MFS CLOSED-END FUNDS
       --------------------
         MFS Charter Income Trust
         MFS Government Markets Income Trust
         MFS Intermediate Income Trust
         MFS Multimarket Income Trust
         MFS Municipal Income Trust
         MFS Special Value Trust

III.   MFS INSTITUTIONAL FUNDS
       -----------------------
       MFS Institutional Trust:
       ------------------------
         MFS Institutional Emerging Equities Fund
         MFS Institutional International Equity Fund
         MFS Institutional International Research Equity Fund
         MFS Institutional Large Cap Growth Fund
         MFS Institutional Large Cap Value Fund
         MFS Institutional Mid Cap Growth Fund
         MFS Institutional Research Fund

       MFS Series Trust XI:
       --------------------
         MFS Mid Cap Value Fund
         MFS Union Standard Equity Fund

       MFS Variable Insurance Trust:
       -----------------------------
         MFS Bond Series
         MFS Capital Opportunities Series
         MFS Emerging Growth Series
         MFS Global Equity Series
         MFS High Income Series
         MFS Investors Growth Stock Series
         MFS Investors Trust Series
         MFS Mid Cap Growth Series
         MFS Money Market Series
         MFS New Discovery Series
         MFS Research Series
         MFS Strategic Income Series
         MFS Total Return Series
         MFS Utilities Series
         MFS Value Series

IV.    MFS/SUN LIFE SERIES TRUST
       -------------------------
         Bond Series
         Capital Appreciation Series
         Capital Opportunities Series
         Core Equity Series
         Emerging Growth Series
         Emerging Markets Equity Series
         Global Governments Series
         Global Growth Series
         Global Total Return Series
         Government Securities Series
         High Yield Series
         International Growth Series
         International Value Series
         Managed Sectors Series
         Massachusetts Investors Growth Stock Series
         Massachusetts Investors Trust Series
         Mid Cap Growth Series
         Mid Cap Value Series
         Money Market Series
         New Discovery Series
         Research International Series
         Research Series
         Strategic Growth Series
         Strategic Income Series
         Strategic Value Series
         Technology Series
         Total Return Series
         Utilities Series
         Value Series

V.     COMPASS PRODUCTS
       ----------------
         Capital Appreciation Variable Account
         Global Governments Variable Account
         Government Securities Variable Account
         High Yield Variable Account
         Managed Sectors Variable Account
         Money Market Variable Account
         Total Return Variable Account